UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

SCILEX HOLDING COMPANY

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SCILEX HOLDING COMPANY

960 San Antonio Road

Palo Alto, CA 94303

NOTICE OF POSTPONEMENT OF 2023 ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholders of Scilex Holding Company:

Notice is hereby given that the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Scilex Holding Company, a Delaware corporation (the “Company” or “Scilex”), which was originally scheduled for Thursday, April 6, 2023 at 9:00 a.m. Pacific Time, has been postponed and rescheduled for Monday, April 17, 2023 at 9:00 a.m. Pacific Time via live audio webcast on the Internet at www.virtualshareholdermeeting.com/SCLX2023.

As the Company previously announced, there are more than 44 million shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), that have not yet been reported by brokers, banks and other nominees (collectively, “brokerage firms”) to Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party that collects and tabulates stockholder votes for the upcoming Annual Meeting. On March 9, 2023, Broadridge distributed the proxy materials for the Annual Meeting (the “Proxy Materials”) to all Scilex stockholders of record as of March 6, 2023, the record date for the Annual Meeting (the “Record Date”).

On April 4, 2023, Sorrento Therapeutics, Inc. (“Sorrento”), our controlling stockholder, announced that the U.S. Bankruptcy Court for the Southern District of Texas entered an order compelling specified brokerage firms to produce non-privileged written responses to Sorrento providing certain information related to the record and beneficial ownership of our Common Stock received by Sorrento’s stockholders in connection with Sorrento’s previously announced dividend of 76,000,000 shares of our Common Stock held by Sorrento. The order was executed in connection with Sorrento’s chapter 11 case, which was filed on February 13, 2023.

As a result of the foregoing, the Company has determined to postpone the Annual Meeting so as to allow time for the brokerage firms to comply with the order, as the Company anticipates that if the brokerage firms comply with the court’s order, holders of a substantial number of the underreported shares of Common Stock will be able to participate in the Annual Meeting. On April 5, 2023, the Company issued a press release in respect of the foregoing.

The close of business on March 6, 2023, remains as the Record Date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. In addition, no change has been made to the proposals to come before the Annual Meeting, which were presented in the proxy statement that the Company mailed to stockholders as of the Record Date and filed with the Securities and Exchange Commission on March 8, 2023. Valid proxies that have already been submitted will continue to be valid for purposes of the rescheduled Annual Meeting on Monday, April 17, 2023, and at any adjournments or postponements thereof. The Proxy Materials are available online at www.scilexholding.com.

By order of the Board of Directors,

/s/ Jaisim Shah

Jaisim Shah

President, Chief Executive Officer and Director

Palo Alto, CA

April 5, 2023

STOCKHOLDER VOTING INSTRUCTIONS

We will be hosting our Annual Meeting via live audio webcast only. If you are a stockholder as of the Record Date and wish to virtually attend the Annual Meeting, you will need the 16-digit control number, which is located on your proxy card (if you receive a printed copy of the Proxy Materials). Instructions on how to participate in the Annual Meeting are also posted online at www.virtualshareholdermeeting.com/SCLX2023. The webcast will start at 9:00 a.m. Pacific Time on Monday, April 17, 2023. Stockholders may vote and ask questions while attending the Annual Meeting online.

Use of cameras and recording devices are prohibited while virtually attending the live audio webcast.

Registered Stockholders. If shares of our Common Stock are registered directly in your name with our transfer agent, you are considered the stockholder of record (a “stockholder of record”) with respect to those shares, and the Proxy Materials have been provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card, vote live at the Annual Meeting, or vote by proxy via the Internet.

As a stockholder of record, there are three ways to vote:

•

by Internet at www.virtualshareholdermeeting.com/SCLX2023, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on Sunday, April 16, 2023 (have your proxy card in hand when you visit the website);

•	by completing and mailing your proxy card (if you received printed Proxy Materials); or

•	by Internet during the Annual Meeting. Instructions on how to attend and vote at the Annual Meeting are described at www.virtualshareholdermeeting.com/SCLX2023.

If you plan to attend the Annual Meeting, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to attend the Annual Meeting.

Street Name Stockholders. If shares of our Common Stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name” (a “street name stockholder”), and the Proxy Materials have been forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you should follow your broker’s procedures for obtaining a legal proxy to vote your shares of our Common Stock live at the Annual Meeting. If you request a printed copy of our Proxy Materials by mail, your broker, bank or other nominee will provide a voting instruction form for you to use. We refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

As a street name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to direct your broker, bank or other nominee, as applicable, on how to vote your shares. Street name stockholders should generally be able to vote by returning a voting instruction form or on the Internet. However, the availability of Internet voting will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, you must obtain a legal proxy from your broker, bank or other nominee in order to vote your shares by remote communication in the Annual Meeting.

If you have not yet voted, or if you wish to change your vote, you now have an additional opportunity to do so. Only your latest vote will count, and we urge you to vote today.

If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:

•	entering a new vote by Internet;

•	completing and returning a later-dated proxy card;

•	notifying our Corporate Secretary, in writing, at Scilex Holding Company, 960 San Antonio Road, Palo Alto, CA 94303; or

•	attending and voting electronically at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

If you are a street name stockholder, your broker, bank or other nominee can provide you with instructions on how to change or revoke your vote.

Votes will be counted by the inspector of election appointed for the Annual Meeting.

SCAN TO VIEW MATERIALS & VOTE

SCILEX HOLDING COMPANY
960 SAN ANTONIO RD
PALO ALTO, CA 94303

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April 16, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SCLX2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 16, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V12374-P89086 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SCILEX HOLDING COMPANY

The Board of Directors recommends you vote FOR each of the nominees in Proposal 1 and FOR each of Proposals 2 and 3.

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors

   Nominees:

   01) Dorman Followwill
   02) David Lemus

		For	Against	Abstain
2.	Proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023	☐	☐	☐
3.	Proposal to amend our 2022 Equity Incentive Plan to (i) increase the number of shares authorized for issuance thereunder by 10,000,000 shares to 30,276,666 shares, (ii) increase the number of shares authorized for issuance thereunder pursuant to the exercise of incentive stock options to 30,276,666 shares and (iii) modify the commencement date of the automatic increase in the number of shares authorized for issuance thereunder pursuant to the exercise of incentive stock options to January 1, 2024	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

You may attend the Annual Meeting via the Internet and vote during the Annual Meeting. Have the information that is printed in the box marked with the arrow on your proxy card available and follow the instructions.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

You are cordially invited to attend our 2023 Annual Meeting of Stockholders, to be held virtually, via live webcast at www.virtualshareholdermeeting.com/SCLX2023 at 9:00 AM Pacific Time on Monday, April 17, 2023. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Form 10-K are available at www.proxyvote.com. V12375-P89086 SCILEX HOLDING COMPANY Annual Meeting of Stockholders April 17, 2023 9:00 AM Pacific Time This proxy is solicited by the Board of Directors The stockholders hereby appoint Jaisim Shah and Henry Ji, Ph.D., or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of SCILEX HOLDING COMPANY that the stockholders are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM Pacific Time on April 17, 2023, via live webcast at www.virtualshareholdermeeting.com/SCLX2023 and any adjournments or postponements thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Please note, there will be no physical location for the meeting. To attend the meeting live via the Internet, please go to www.virtualshareholdermeeting.com/SCLX2023 and have your 16-digit control number available to login. This proxy is governed by the laws of the State of Delaware. Continued and to be signed on reverse side